EXHIBIT 99.2

May 18, 2006

Securities and Exchange Commission
450 Fifth Street, NW
Washington, D.C. 20549

Gentlemen:

We have read item 4.01 of Form 8-K dated May 18, 2006 of China Energy Savings Technology, Inc. and are in agreement with the statements contained therein. We have also read item 5.02 of Form 8-K which we have no basis to agree or disagree with the statements of the Registrant contained in item 5.02.

/s/ Moore Stephens Wurth Frazer and Torbet, LLP

Moore Stephens Wurth Frazer and Torbet, LLP